WELLS FARGO BANK, N,A.
PO BOX 63020
SAN FRANCISCO, CA  94163

                                                                    Page 1 of 3
JORE CORPORATION                                  Statement Start Date: 12/01/01
LOCKBOX ACCOUNT                                   Statement End Date:   12/31/01
45000 HIGHWAY 93 SOUTH
RONAN MT 59864
                                                  Account Number:513-0001216


For Customer Assistance:
call your Customer Service Officer or Client Services 1-800-AT WELLS (289-3557) 5:00 AM to 6:00 PM Pacific Time Monday - Friday

Account Number                   Beginming Balance              Ending Balance
WellsOne Account
513-0001216                                   0.00                        0.00

Credits
  Electronic Deposits/ Bank Credits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Dec 03      145,505.63          Lowe'S Companies Trade Pmt REF*
                                                CK*0068932\DTM*097*20011127\
                Dec 03       94,857.13          Lowe'S Companies Trade Pmt REF*
                                                CK*0069000\DTM*097*20011128\
                Dec 07    1,094,285.05          Sears, Roebuck A EDI/Eftpmt
                                                011203 000364844 REF*TN*E07827\
                Dec 10      164,530.87          Sears, Roebuck A EDI/Eftpmt
                                                011205 000364844 REF*TN*E09341\
                Dec 10    1,582,059.60          Sears, Roebuck A EDI/Eftpmt
                                                011204 000364844 REF*TN*E08364\
                Dec 10      109,834.80          Lowe'S Companies Trade Pmt REF*
                                                CK*0069639\DTM*097*20011205\
                Dec 11        3,534.80          Lowe'S Companies Trade Pmt REF*
                                                CK*0069763\DTM*097*20011206\
                Dec 14       12,595.70          Sears, Roebuck A EDI/Eftpmt
                                                011210 000364844 REF*TN*E12018\
                Dec 17    1,068,976.44          Sears, Roebuck A EDI/Eftpmt
                                                011211 000364844 REF*TN*E12545\
                Dec 17      225,662.89          Lowe'S Companies Trade Pmt REF*
                                                CK*0069967\DTM*097*20011210\
                Dec 17      261,612.77          Lowe'S Companies Trade Pmt REF*
                                                CK*0070316\DTM*097*20011212\
                Dec 18       11,227.65          Sears, EDI/Eftpmt 011217 266619
                                                REF*1*20011217153006E0512139\

Continued on next page

JORE CORPORATION
LOCKBOX ACCOUNT                                                      Page 2 of 3

Debits
  Electronic Deposits/ Bank Credits

Effective       Posted          Amount          Transaction Detail
Date            Date
                Dec 20          807.76          Sears, EDI/Eftpmt 011219 266619
                                                REF*1*20011219153007E0512196\
                Dec 24        3,694.28          Lowe'S Companies Trade Pmt REF*
                                                CK*0070823\DTM*097*20011218\
                Dec 24       34,952.30          Lowe'S Companies Trade Pmt REF*
                                                CK*0070904\DTM*097*20011219\
                Dec 24          214.95          Sears, EDI/Eftpmt 011221 266619
                                                REF*1*20011221111757E0512248\
                Dec 27        1,451.65          Sears, EDI/Eftpmt 011226 266619
                                                REF*1*20011224153007E0512288\
                Dec 31       88,797.78          Lowe'S Companies Trade Pmt REF*
                                                CK*0071387\DTM*097*20011226\

                          4,904,602.05          Total Electronic Deposits/Bank
                                                Credits

                          4,904,602.05          Total Credits

Debits
  Electronic Debits/ Bank Debits

Effective       Posted          Amount          Transaction Detail
Date            Date

                Dec 03     240,362.76           WT Seq#34448 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01120311282616 Trn
                                                #011203034448 Rfb#013370180
                Dec 07   1,094,285.05           WT Seq#34847 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01120712231676 Trn
                                                #011207034847 Rfb#013410060
                Dec 10   1,856,425.27           WT Seq#34015 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01121012201527 Trn
                                                #011210034015 Rfb#013440207
                Dec 11       3,534.80           WT Seq#19843 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01121110042633 Trn
                                                #011211019843 Rfb#013450040
                Dec 14      12,595.70           WT Seq#31137 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01121411123606 Trn
                                                #011214031137 Rfb#013480042
                Dec 17   1,556,252.10           WT Seq#31559 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01121711385451 Trn
                                                #011217031559 Rfb#013510115

Continued on next page

JORE CORPORATION
LOCKBOX ACCOUNT                                                      Page 3 of 3

Debits
  Electronic Debits/ Bank Debits

Effective       Posted          Amount          Transaction Detail
Date            Date

                Dec 18       11,227.65          WT Seq#31862 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01121811561654 Trn
                                                #011218031862 Rfb#013520072
                Dec 20          807.76          WT Seq#36246 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01122012145934 Trn
                                                #011220036246 Rfb#013540077
                Dec 24       38,861.53          WT Seq#25645 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01122410462187 Trn
                                                #011224025645 Rfb#013580080
                Dec 27        1,451.65          WT Seq#21707 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf#BW01122709592693 Trn
                                                #011227021707 Rfb#013610051
                Dec 31       14,055.33          WT Seq#29321 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf# Trn#011226021651
                Dec 31          216.42          WT Seq#29401 Syndic/Wfbcorp/Jore
                                                Cor/Bnf=Srf# Trn#011231029401
                Dec 31       74,526.03          Zero Balance Account Transfer
                                                To 30082267

                          4,904,602.05          Total Electronic Debits/ Bank
                                                Debits

                          4,904,602.05          Total Debits

Daily Ledger Balance Summary

Date              Balance             Date                 Balance
Nov 30              0.00              Dec 17                    0.00
Dec 03              0.00              Dec 18                    0.00
Dec 07              0.00              Dec 20                    0.00
Dec 10              0.00              Dec 24                    0.00
Dec 11              0.00              Dec 27                    0.00
Dec 14              0.00              Dec 31                    0.00

                Average Daily Ledger Balance            0.00

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